Exhibit 10.25

AMERICAN MEDIA, INC.

MAGAZINE EBITDA/STAR NEWSSTAND INCENTIVE PLAN

FY 2008

Bonnie Fuller (“Participant”)

I.	General

A.	Only employees of American Media, Inc. (the “Company”) or its subsidiaries that are selected by the Chairman and CEO (the “Administrator”) shall be eligible to participate in the Plan.

B.	The plan year shall be the Company’s fiscal year.

II.	Targeted Bonus Incentive

Participant will have an individualized determined salary base and targeted bonus incentive that is keyed to achieving the EBITDA target of the magazine(s) for which she is responsible and the overall EBITDA of the Company. Participant’s titles, targeted EBITDA and the Company’s EBITDA and targeted Bonus Incentive for fiscal 2008 are attached on Exhibit A.

III.	Payout for Achieving Profit Target

A.	Achieving 100% of EBITDA target will earn 100% of targeted bonus incentive calculated on a title-by-title basis (and the overall AMI EBITDA).

B.	Achieving more than 100% of EBITDA target for a specific title or the Company will earn an equivalent percentage of the targeted bonus amount for that specific title or the Company. For example, assume a title’s targeted EBITDA is $1,000,000 and the Participant’s targeted bonus incentive for that title is $100,000. If actual EBITDA for that title is 110% of target (i.e. $1,100,000) then Participant’s bonus incentive for that title shall be 110% of the targeted bonus ($110,000).

C.	Achieving less than 100% of the applicable targeted EBITDA by title or the Company EBITDA target will mean the following:

For each percentage point (or portion thereof) below 100% and equal to or above 95% the target bonus incentive will be reduced by 3% as set forth on the attached Example. This is applicable to both the EBITDA and Circulation bonus incentives. Achieving less than 95% of EBITDA target or Circulation target for each applicable magazine or overall AMI EBITDA will mean that no bonus incentive will apply for that title(s) or overall AMI EBITDA.

***	Selected confidential information has been omitted from this Exhibit 10.25 pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

IV.	Calculating EBITDA

A.	EBITDA (including rack amortization add-back) as used in this Plan shall be defined as net revenues from advertising, subscription, newsstand sales and all other ancillary revenues including, without limitation, list rental and consumer products, less the cost of goods sold and selling and general and administrative expenses of the magazine which includes any expense properly charged and applicable to the magazine and incurred in the normal course of business (including legal fees). In calculating such EBITDA, all (i) Incentive Payments made under the AMI Circulation Incentive Plan, the AMI EBITDA Incentive Plan and any other Incentive Plan and (ii) all commissions paid on advertising revenues shall be deducted.

B	The Administrator shall determine the final EBITDA of a magazine in a good faith commercially reasonable manner. The Administrator reserves the right to prevent any short-term financial manipulation of any magazine that might adversely affect its long-term health.

C.	The Administrator, acting in a good faith commercially reasonable manner, may exclude extraordinary items and special situations from the calculation of EBITDA. Specifically, among other things, rate savings from paper prices and any renegotiation of printing contracts, promotion spending variances and changes in the cover price that are not reflected in the EBITDA target may be excluded from the calculation of EBITDA.

D.	If extraordinary circumstances either negative or positive (such as market swings, management restrictions, audit results or accounting procedure changes) should affect the EBITDA of a magazine, the Administrator may review those effects to ensure that their impact is equitable to the participants and American Media, Inc. under the terms of the Plan.

V.	Calculating Star Newsstand Circulation Incentive.

The budget 2008 target newsstand circulation for Star is *** units per issue (the “2008 Target Newsstand”). For the first *** units on average over the entire fiscal year (*** units to *** units for 53 issues) above the 2008 Target Newsstand, Participant will receive an incentive of $*** per copy.

For the second *** units on average over the entire fiscal year (*** units to *** units for 53 issues) above the 2008 Target Newsstand, Participant will receive an incentive of $*** per copy.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

For the third *** units and above on average over the entire fiscal year (*** units and above *** units for 53 issues) above the 2008 Target Newsstand, Participant will receive an incentive of $*** per copy. No cap will be made on the bonus incentive for unit sales in excess of *** on average for an entire fiscal year.

The target for each successive year of this plan the (“New Target Newsstand”) (i.e., for Fiscal 09 and 10) will be based on the average newsstand sales for the previous fiscal year and the above incentives will be based on the same increments and at the same amounts as noted above, However, in no instance will the New Target Newsstand for Star be less than *** units per issue. For example, if the average for Star newsstand sales for Fiscal 08 is *** units per week on average, then the 2009 Target Newsstand will be ***. If the average Star Newsstand for Star for Fiscal 08 is ***, then the 2009 Target Newsstand will be *** units.

The Administrator, acting in a good faith commercially reasonable manner, may alter the Newsstand Circulation Target if special situations arise such as cover price, decreases/increases,

VI.	Administration

A.	Subject to the terms of the Agreement, payments will be made once per year, usually during the May following the end of the Company’s fiscal year.

B.	Subject to the terms of the Agreement, Participant must be on payroll as of the last day of the Company’s fiscal year to be eligible for payment of that year’s incentive.

C.	Participation in this Plan does not constitute any form of guarantee of employment.

/s/ Daniel Rotstein	/s/ Bonnie Fuller
Daniel Rotstein	Bonnie Fuller

11/30/07	Nov. 30, 2007
Date	Date

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc.

Magazine EBlTDA and Circulation Incentive Plan - Exhibit A

Fiscal 2008

Bonnie Fuller

Title	Targeted EBITDA		Targeted Bonus Incentive
EBITDA Portion of Plan
Star	$	***	$512,500
Shape	$	***	$200,000
Natural Health	$	***	$50,000
Overall AMI EBITDA		$131,628,000	$50,000

Total Targeted EBITDA Bonus Incentive			$812,500
Circulation portion of Plan
Star Newsstand circulation		*** units average per issue For Full Year 2008	$187,500

Total Targeted EBITDA & Circulation Bonus Incentive			$1,000,000

Payment Notes:

Achieving 100% of EBITDA target will earn 100% of targeted bonus incentive calculated on a title-by-title basis. Achieving 100% of the Overall AMI EBITDA will earn 100% of the targeted incentive for the Overall AMI EBITDA portion.

Achieving more than 100% of EBITDA target for a specific title or the Overall AMI EBITDA target will earn an equivalent percentage of the targeted bonus amount for that specific title. For example, assume a title’s targeted EBITDA is $1,000,000 and the participant’s targeted bonus incentive for that title is $100,000. If EBITDA for that title is 110% of target (i.e. $1,000,000) then participant’s bonus incentive for that title shall be 110% of the targeted bonus ($110,000).

Achieving less than 100% of the applicable targeted EBITDA or Circulation Plan by title or the Company EBITDA target will mean the following: For each percentage point below 100% and above 95% the target bonus incentive shall be reduced by 3%. This is applicable to both the EBITDA and Circulation plan. See example attached. Achieving less than 95% of EBITDA target or Circulation Plan for each magazine or overall AMI EBITDA will mean that no incentive for that title(s) or overall AMI EBITDA. Each of the five incentive components (such as Star EBITDA) above should be calculated separately and added together to determine the aggregate bonus amount.

Circulation Plan for Star Magazine — For units above the *** units you will receive the following

Each unit sold:	Incentive per copy
Total average for FY 08 is between *** and *** units per week	$	***
Total average for FY 08 is between *** and *** units per week	$	***
Total average for FY 08 is between *** and above units per week	$	***

Each successive year the circulation base will be the average for the previous year ended, but in no event lower than *** per issue average for Star Magazine

/s/ Daniel Rotstein	/s/ Bonnie Fuller
Daniel Rotstein	Bonnie Fuller

11/30/07	Nov. 30, 2007
Date	Date

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc.

Example

Magazine EBITDA and Circulation Incentive Plan - Exhibit A

Fiscal 2008

Bonnie Fuller

Title	Targeted EBITDA		Targeted Bonus Incentive	Actual EBITDA		Actual EBITDA as a % of Targeted EBITDA	Targeted Bonus Incentive Earned	Excess Bonus Incentive Earned	Total Bonus Earned
Star	$	***	$562,500	$	***	125.8%	$562,500	$145,327	$707,827
Shape	$	***	$150,000	$	***	100.0%	$150,000	$0	$150,000
Natural Health	$	***	$50,000	$	***	100.0%	$50,000	$0	$50,000
Overall AMI EBITDA		$131,626,000	$50,000		$139,098,000	105.7%	$50,000	$2,838	$52,838

Total Targeted Bonus Incentive			$812,500				$812,500	$148,165	$960,665

Base Target Circulation Incentive plan for Star									$187,500
Over Target Circulation Incentive Plan Star from page 1/									$585,000

			Total Incentive Plan						$1,733,165

See Page one for Circulation Incentive on Star Example

Daniel Rotstein	Bonnie Fuller

Date	Date

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc.

Example

Fiscal 2008

Bonnie Fuller

Title	Targeted EBITDA		Targeted Bonus Incentive	Actual EBITDA 100%	Actual EBITDA ≥99%<100%	Actual EBITDA ≥98 <99%	Actual EBITDA ≥97%<98%	Actual EBITDA ≥96%<97%	Actual EBITDA ≥95%<96%	Actual EBITDA <95%
Star	$	***	$512,500

Payment under proposed plan assuming 1% miss @ 3%.
No bonus less than 95%				$512,500	$497,125	$481,750	$466,375	$451,000	$435,625	$—
Percentage of Target				100%	97%	94%	91%	88%	85%	0%

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media Operations, Inc

FY08 Corporate Overhead Allocation To Titles

This entire chart has been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.